                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "AMENDMENT") dated as of December 3, 2004, is entered into by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership ("BORROWER"); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company ("APL NEW YORK"); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company ("APL OHIO"); ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company ("APL PENNSYLVANIA"); ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("APL Operating"); and SPECTRUM FIELD SERVICES LLC, a Delaware limited liability company ("SPECTRUM"; Spectrum, APL New York, APL Ohio, APL Pennsylvania and APL Operating are collectively referred to herein as "GUARANTORS," and Borrower and Guarantors are collectively referred to herein as the "OBLIGORS"); each of the lenders party hereto (individually, together with its successors and assigns, a "LENDER," and collectively, "LENDERS"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "ISSUING BANK").

                                 R E C I T A L S

         A. Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Revolving Credit and Term Loan Agreement dated as of July 16, 2004 (as renewed, extended, amended or restated from time to time, the "CREDIT AGREEMENT").

         B. Borrower has requested that Administrative Agent, Issuing Bank and Lenders amend the Credit Agreement, as provided herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. Unless otherwise indicated herein, all capitalized and undefined terms used herein shall have the same meanings as set forth in the Credit Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Aggregate Maximum Revolver Amount" in
         SECTION 1.02 of the Credit Agreement shall read as follows:

                  "AGGREGATE MAXIMUM REVOLVER AMOUNT at any time shall equal the sum of the Maximum Revolver Amounts of the Revolver Lenders ($90,000,000), as the same may be increased pursuant to
                  SECTION 2.11 or reduced pursuant to SECTION 2.03(A)."

                  (b) SECTION 2.11(A) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  "(a) Provided there exists no Default or Event of Default and subject to the conditions set forth under CLAUSE (E) below, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request increases in the aggregate Revolver Commitments under the Revolver Facility; provided, that (i) the Aggregate Maximum Revolver Amount shall not exceed $130,000,000, and (ii) each increase of the Revolver Facility shall be in a minimum amount of $10,000,000, or integral multiples of $1,000,000 in excess thereof. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolver Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Revolver Lenders)."

                  (c) ANNEX I attached to the Credit Agreement is hereby replaced in its entirety with EXHIBIT A attached hereto.

         SECTION 3. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Credit Agreement as of the date (the "AMENDMENT EFFECTIVE DATE") that Administrative Agent receives:

                  (a) sufficient counterparts of this Amendment, executed and delivered to Administrative Agent by (i) Borrower, (ii) Administrative Agent, (iii) Issuing Bank, and (iv) each Lender with an increased Revolver Commitment, and such additional Lenders that, when aggregated therewith, hold more than 66-2/3% of the sum of the unused portion, if any, of the Commitments under the Revolver Facility plus the total outstanding amount of the Commitments under the Revolver Facility;

                  (b) replacement Revolver Notes and Term Loan Notes, reflecting Lenders' revised Revolver Commitments and Term Loan Commitments; and

                  (c) such other agreements, certificates, documents and evidence of authority as Administrative Agent, any Lender or counsel to the Administrative Agent may reasonably request.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each of the Obligors represents and warrants to Administrative Agent, Issuing Bank and Lenders, with full knowledge that Administrative Agent, Issuing Bank, and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;

                  (b) the Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;

                  (c) this Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which any Obligor is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment;

                  (d) the execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and

                  (e) no Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent, Issuing Bank and Lenders in writing.

         SECTION 5. REFERENCE TO AND EFFECT ON THE AGREEMENT.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 7. EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(c) the collateral under the Security Instruments is unimpaired by this Amendment.

         SECTION 8. DISCLOSURE OF CLAIMS. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and in order to induce Administrative Agent, Issuing Bank and Lenders to enter into this Amendment, each Obligor represents and warrants that it knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 9. AFFIRMATION OF GUARANTY AGREEMENTS, SECURITY INTEREST.

                  (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment, and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.

                  (b) Obligors hereby confirm and agree that any and all liens, security interest and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 10. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 12. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 13. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK. SIGNATURE PAGES TO FOLLOW.]

         IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement as of the day and year first above written.


                                            BORROWER:

ATTEST:
                                            ATLAS PIPELINE PARTNERS, L.P.,
                                            a Delaware limited partnership

(SEAL)                                      By: Atlas Pipeline Partners GP, LLC,
                                                its general partner


By:_____________________________________        By:_____________________________
Name:___________________________________        Name:___________________________
Title:__________________________________        Title:__________________________






















                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                                                GUARANTORS:

                                                ATLAS PIPELINE NEW YORK, LLC,
                                                a Pennsylvania limited
                                                liability company

                                                By: Atlas Pipeline Operating
                                                    Partnership, L.P.,
                                                    a Delaware limited
                                                    partnership
                                                    and its sole member

                                                    By: Atlas Pipeline Partners
                                                        GP, LLC,
                                                        a Delaware limited
                                                        liability company
                                                        and its sole general
                                                        partner


                                                        By:_____________________
                                                        Name:___________________
                                                        Title:__________________






                                                ATLAS PIPELINE OHIO, LLC,
                                                a Pennsylvania limited liability
                                                company

                                                By: Atlas Pipeline Operating
                                                    Partnership, L.P.,
                                                    a Delaware limited
                                                    partnership
                                                    and its sole member

                                                    By: Atlas Pipeline Partners
                                                        GP, LLC,
                                                        a Delaware limited
                                                        liability company
                                                        and its sole general
                                                        partner


                                                        By:_____________________
                                                        Name:___________________
                                                        Title:__________________








                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                                        ATLAS PIPELINE PENNSYLVANIA, LLC,
                                        a Pennsylvania limited liability company

                                        By: Atlas Pipeline Operating
                                            Partnership, L.P.,
                                            a Delaware limited partnership
                                            and its sole member

                                            By: Atlas Pipeline Partners GP, LLC,
                                                a Delaware limited liability
                                                company and its sole general
                                                partner


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________



                                        ATLAS PIPELINE OPERATING PARTNERSHIP,
                                        L.P., a Delaware limited partnership

                                        By: Atlas Pipeline Partners GP, LLC,
                                            a Delaware limited liability company
                                            and its sole general partner


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________


                                        SPECTRUM FIELD SERVICES LLC,
                                        a Delaware limited liability company

                                        By: Atlas Pipeline Operating
                                            Partnership, L.P.,
                                            a Delaware limited partnership
                                            and its sole member

                                            By: Atlas Pipeline Partners GP, LLC,
                                                a Delaware limited liability
                                                company and its sole general
                                                partner


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________






                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                                            ADMINISTRATIVE AGENT, ISSUING BANK
                                            AND A LENDER:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION


                                            By:_________________________________
                                                 Paul Riddle
                                                 Director




























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                 LENDERS:

                                                 KEYBANK NATIONAL ASSOCIATION


                                                 By:____________________________
                                                       Name:
                                                       Title:



















                               SIGNATURE PAGE TO
                      FIRST AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                                                     BANK OF OKLAHOMA N.A.


                                                     By:________________________
                                                          Name:
                                                          Title:

















                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     WELLS FARGO BANK, N.A.


                                                     By:________________________
                                                          Name:
                                                          Title:

























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     FLEET NATIONAL BANK


                                                     By:________________________
                                                           Name:
                                                           Title:























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     FORTIS CAPITAL CORP.


                                                     By:________________________
                                                           Name:
                                                           Title:





























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     GUARANTY BANK


                                                     By:________________________
                                                           Name:
                                                           Title:


















                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     BANK OF SCOTLAND


                                                     By:________________________
                                                          Name:
                                                          Title:



























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     COMERICA BANK


                                                     By:________________________
                                                           Name:
                                                           Title:






























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     WESTLB AG, NEW YORK BRANCH


                                                     By:________________________
                                                          Name:
                                                          Title:






















                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                     COMPASS BANK


                                                     By:________________________
                                                          Name:
                                                          Title:


























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                               UFJ BANK LIMITED, NEW YORK BRANCH


                                               By:______________________________
                                                    Name:
                                                    Title:
























                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

                                                      EXHIBIT A

                                                       ANNEX I
                                                       -------

                                              LIST OF PERCENTAGE SHARES,
                                MAXIMUM REVOLVER AMOUNTS AND MAXIMUM TERM LOAN AMOUNTS


--------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENTAGE
                                           MAXIMUM           PERCENTAGE          MAXIMUM              SHARE
                                           REVOLVER             SHARE           TERM LOAN           (TERM LOAN
         NAME OF LENDER                     AMOUNT       (REVOLVER FACILITY)      AMOUNT             FACILITY)
--------------------------------------------------------------------------------------------------------------------
Wachovia Bank, National Association       $9,166,666        10.185184444%        $4,506,946        10.185188701%

--------------------------------------------------------------------------------------------------------------------

KeyBank, National Association             $9,166,666        10.185184444%        $4,506,946        10.185188701%

--------------------------------------------------------------------------------------------------------------------

Bank of Oklahoma N.A.                     $8,333,333        9.259258889%         $4,097,223        9.259261017%

--------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank, N.A.                    $8,333,333        9.259258889%         $4,097,223        9.259261017%

--------------------------------------------------------------------------------------------------------------------

Fleet National Bank                       $8,333,333        9.259258889%         $4,097,223        9.259261017%

--------------------------------------------------------------------------------------------------------------------
Fortis Capital Corp.
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
Guaranty Bank
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
Bank of Scotland
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
Comerica Bank
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
WestLB AG, New York Branch
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
Compass Bank
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------
UFJ Bank Limited, New York Branch
                                          $6,666,667        7.407407778%         $3,277,777        7.407405650%
--------------------------------------------------------------------------------------------------------------------

                TOTAL                    $90,000,000       100.000000000%        $44,250,000      100.000000000%
--------------------------------------------------------------------------------------------------------------------





                                    EXHIBIT A
                                     PAGE 1